SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                          ________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): December 6, 2002


                               NEXLE CORPORATION
           (Exact name of registrant as specified in its charter)


        Delaware                    0-27314              52-2303874
 ------------------------------     -------              ----------
(State or other jurisdiction     (Commission         (I.R.S. Employer
 of incorporation)               File Number)       Identification No.)


                   3250 Hatch Rd. Cedar Park, Texas 78613
        (Address of principal executive offices, including zip code)

  Registrant's telephone number, including area code:  (512) 219-3277


Item 4. Changes in Registrant's Certifying Accountant.

Effective December 6th, 2002 Helin, Donovan, Trubee and Wilkinson, LLP have ceased their services as Nexle Corporation's Certified Accountants.

Please refer to the attached Exhibit 12.

Item 7. Financial Statements and Exhibits.

Exhibit 12 - Helin, Donovan, Trubee and Wilkinson, LLP Resignation Letter.



                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                           NEXLE Corporation




Date: January 9, 2003                    /s/Darrell W. McEver
                                           --------------
                                           Darrell W. McEver
                                           President